Other Financial Assets	12 Months Ended
Mar. 31, 2019
Subclassifications of assets, liabilities and equities [abstract]
Other Financial Assets
Other Financial Assets

	JPY (millions) As of March 31
	2018	2019
Derivative assets	¥3,289	¥8,315
Investment in convertible notes at FVTPL	—	9,865
Investment in debt securities at FVTPL	—	1,608
Investment in equity instruments at FVTOCI	—	168,732
Available-for-sale financial assets	169,814	—
Restricted deposits	87,381	15,577
Other	16,598	11,420
Total	¥277,082	¥215,517
Non-current	¥196,436	¥192,241
Current	¥80,646	¥23,276

As of March 31, 2018, available-for-sale financial assets included 163,030 million JPY of investments in public companies. As of March 31, 2019, equity instruments included 119,907 million JPY of investments in public companies. These are considered Level 1 in the fair value hierarchy as defined in Note 27. The remainder of the equity instruments primarily relates to investments acquired in connection with collaborations and licensing agreements (Note 13) and are considered Level 3 investments in the fair value hierarchy.
As of March 31, 2018, the restricted deposits mainly represent cash restricted for the acquisition of TiGenix NV (Note 31). These amounts were subsequently released following the completion of the acquisition. As of March 31, 2019, the restricted deposits mainly represent amounts related to Takeda’s business combinations.